                                                                  EXHIBIT 10.2.f

  2001-I AMENDMENT TO INTERNATIONAL ASSETS ADVISORY CORPORATION 401(k) PROFIT
  ---------------------------------------------------------------------------
                                 SHARING PLAN
                                 ------------

     THIS AMENDMENT is made this 31st day of October, 2001, by International Assets Advisory Corporation, a Florida corporation, hereinafter referred to as the "Employer".

     WHEREAS, the Employer has adopted the International Assets Advisory Corporation 401(k) Profit Sharing Plan (the "Plan"); and

     WHEREAS, effective November 1, 2001, pursuant to a corporate reorganization, a portion of the Corporation's employees will become employed by International Assets Holding Corporation ("Holding"), a Florida corporation; and,

     WHEREAS, the Corporation desires to amend certain provisions of said Plan and Trust Agreement, including changing the primary employer sponsoring the Plan to International Assets Holding Corporation.

     NOW, THEREFORE, this Amendment to the International Assets Advisory Corporation 401(k) Profit Sharing Plan.


     1. The Employer Information Section of Page 1 of the Adoption Agreement is hereby amended to read as follows:

               Name of Employer executing the Signature Page of this Agreement:

               International Assets Holding Corporation.

   Employer Identification Number for the Employer:

                       59-2921318

     2. The Plan Information Section of Page 1 of the Adoption Agreement is hereby amended to read as follows:

               Name of Plan:

               International Assets Holding Corporation 401(k) Profit Sharing Plan.

     3.  The effective date of this amendment is October 31, 2001.

     4. Except as herein modified and amended, all of the provisions of the International Assets Holding Corporation 401(k) Profit Sharing Plan, formerly known as the International Assets Advisory Corporation 401(k) Profit Sharing Plan, as amended, shall be and remain in full force and effect.

         The Employer has caused this Amendment to be executed on the date first above written.

INTERNATIONAL ASSETS ADVISORY CORPORATION


  By: /s/ Diego J Veitia

                                       1